 Exhibit 99.2

Courageous Innovation Dedicated to Bringing Game-Changing Gene Therapies to Market and Working Even Harder to Provide Access to Patients Globally

2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, but not limited to, strategy, business plans and objectives for Ocugen’s clinical programs, plans and timelines for the preclinical and clinical development of Ocugen’s product candidates, including the therapeutic potential, clinical benefits and safety thereof, expectations regarding timing, success and data announcements of current ongoing preclinical and clinical trials, the ability to initiate new clinical programs, statements regarding qualitative assessments of available data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development timelines, which are subject to risks and uncertainties. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations, including, but not limited to, the risks that preliminary, interim and top-line clinical trial results may not be indicative of, and may differ from, final clinical data; that unfavorable new clinical trial data may emerge in ongoing clinical trials or through further analyses of existing clinical trial data; that earlier non-clinical and clinical data and testing of may not be predictive of the results or success of later clinical trials; and that that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities. These and other risks and uncertainties are more fully described in our annual and periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation. Forward Looking Statement COcugen - January 2026

Pioneering biotechnology company leading the way to address major blindness diseases with novel modifier gene therapy Leader in Ophthalmology Gene Therapy

4 Introduction We're Here to Make an Impact Through Courageous Innovation Dedicated to Bringing Game-Changing Gene Therapies to Market and Working Even Harderto Provide Access to Patients Globally Respect Integrity Teamwork Accountability GMP Facility Headquarters, Malvern, Pennsylvania Values Ocugen - January 2026

Pipeline

Targeting Three Biologics License Applications (BLAs) in Three Years

Program		Phase I / Phase II / Phase III	Target BLA/ MAA* Submission
OCU400 Retinitis Pigmentosa 300,000 (U.S. + EU)	Gene-agnostic targeting >100 genes, broad indication **Designations:** RMAT[1], ODD[2], OMPD[3] & ATMP[4]	Phase 3 in Progress (Largest Orphan Gene Therapy Clinical Trial)	2026 Rolling Submission
OCU410ST Stargardt Disease 100,000 (U.S. + EU)	ABCA4-associated retinopathies caused by 1,200+ mutations **Designation:** ODD, RPDD[5] & OMPD	Phase 2/3 Pivotal Confirmatory Clinical Trial in Progress	2027
OCU410 Geographic Atrophy 2-3 million (U.S. + EU)	Advanced dry age-related macular degeneration (dAMD) **Designation:** ATMP	Plan to Initiate Phase 3 in 2026	2028

* Market Authorization Application will be followed by BLA submission

[1] Regenerative Medicine Advanced Therapy (RMAT); [2] Orphan Drug Designation (ODD); [3] Orphan Medicinal Product Designation (OMPD); [4] Advance Therapy Medicinal Products (ATMP); [5] Rare Paediatric Disease Designation (RPDD);

Ocugen - January 2026
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Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions Modifier Gene Therapy Platform

Problem

No therapy available for many retinal diseases, specially inherited retinal diseases such as RP, Stargardt and others

Most retinal therapies treat symptoms or target single genes, **leaving millions with progressive vision loss** and no effective, lasting treatment options.

3 million+

people living with retinal disease globally



Diseased retina
ONL
INL
Healthy retina
OS
ONL
OPL
INL
GCL

[1] Jones BW, Marc RE, Pfeiffer RL. Retinal Degeneration, Remodeling and Plasticity. 2016 Oct 28. In: Kolb H, Fernandez E, Nelson R, editors. Webvision: The Organization of the Retina and Visual System [Internet]. Salt Lake City (UT): University of Utah Health Sciences Center; 1995-. Available from: https://www.ncbi.nlm.nih.gov/books/NBK482309/
[2] https://www.nature.com/articles/s41434-024-00440-6

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Traditional therapy has limited therapeutic potential Traditional therapy can only target one single gene at a time, limiting therapeutic potential. Problem 8 of all human proteins are expressed in the retina genes are highly specialized to it, interacting through complex pathways mutations affecting the retina have already been identified 65% 785 250+ Photoreceptor development Inflammation and cell survival Phototransduction Cone cell development Metabolism Ocugen - January 2026

9 The Solution is a Gene-Agnostic Approach Solution Our breakthrough technology is designed to address rare diseases and complex diseases Targeting master regulators Master regulators control entire gene networks. By targeting them, Ocugen’s gene therapy platform addresses the root cause of IRDs and multifactorial diseases (e.g dAMD). Gene-Agnostic Multifactorial Durable Effect Broad Impact Ocugen - January 2026

10 The Platform Modifier Gene Therapy Platform AAV5 Carries Modifier Gene (M)* 1. Modifier Gene (M) Regulation of target gene Expression 2. Molecular Reset of the Gene Network Restoration of Molecular and cellular homeostasis 3. Retina Increased survival of retinal cells 4. * Modifier Genes: NR2E3 or RORA Single subretinal injection Ocugen - January 2026

Key Attributes of AAV5 vector: • Non-integrating Vector • Enhanced Tissue Specificity • High Transduction Efficiency • Long Term Gene Expression • Low Immunogenicity The Platform Product Highlights: • Novel Gene Agnostic Therapy • Broad Patient Eligibility • Durable Benefit • Favorable Safety & Tolerability Profile • Proven Clinical Efficacy Modifier Gene Therapy: A Platform Technology Based on AAV5 Vector and Nuclear Hormone Receptor Genes Ocugen - January 2026 11

OCU400 Retinitis Pigmentosa (RP) Broad indication, gene-agnostic, targets 100+ genes

13 OCU400 First-in-Class Gene Therapy for Retinitis Pigmentosa Retinitis Pigmentosa Retinitis Pigmentosa (RP) is a group of rare, inherited retinal diseases caused by mutations in over 100 genes, leading to progressive vision loss and, in many cases, blindness. 1.6 million 2,000 1 Market Potential U.S. + EU globally suffer from RP approved treatment avaliable $52M peak annual sales Luxturna® only addresses one gene (RPE65) Regulatory Milestones (Anticipated) One product for all 100 genes delivered via a single, subretinal injection Designations OCU400 Phase 3 trial underway — largest orphan gene therapy trial for RP Manufacturing process validation Rolling Submission U.S. (BLA) Followed by EU (MAA) FDA (RMAT + ODD) EMA (ATMP+ OMPD) Patients going untreated 298,000 Regenerative Medicine Advanced Therapy (RMAT); Orphan Drug Designation (ODD); Orphan Medicinal Product Designation (OMPD); EAP= Expanded Access Program 2026 Ocugen - January 2026

OCU400

A Novel Modifier Gene Therapy for RP Patients

A gene-agnostic, broad-spectrum approach targeting retinal health at the root

Potential curative therapy with a single subretinal injection using NR2E3

Preclinical data demonstrates activity across multiple retinal degeneration mouse models

- ✓✓ rd1
- ✓✓ Rho $^{-/-}$
- ✓✓ Rho P23H
- ✓✓ rd16
- ✓✓ rd7



NR2E3

Retina-specific gene expression

"Master Regulator" of many genetic pathways

Resets transcriptional networks and restores retinal health

Li S. *Nature Gene Ther*. 2021;28(5):223-241.

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Preclinical studies demonstrating MOA Immunofluorescence (IF) Electroretinography Biomarkers: Molecular Reset Fundus Imaging Histology Ocugen - January 2026 15

OCU400

Improved Patient Visual Function and Field in Phase 1/2 Clinical Trials

Eye Mobility Under Low Light


MLMT Scale
LDNA Scale (Phase 1)
Improvement in Lux Level¶
0
1
2
3
4
5
Patient 1 (Rho)
Patient 2 (Rho)
Patient 3 (Rho)
Patient 4 (AR-NR2E3)
Patient 5 (AR-NR2E3)
Patient 6 (Rho)
Patient 7 (AR-NR2E3)^
Patient 8 (Rho)

Subject ID (with Mutation)


MLMT Scale (Phase 1/2)
Lux Levels 0 1 2 3 4 5 6 7
Lux Intensity 400 250 130 50 10 5 1 0.1
LDNA Scale (Phase 3)
Lux Levels 0 1 2 3 4 5 6 7 8 9
Lux Intensity 500 178 65 22 8 5 1 0.35 0.125 0.04

63%
of Treated Eyes Showed Improvement
from baseline after 12 months

Mobility Test Improvement


p = 0.031
*
Time of Completion (Sec)
30
40
50
60
70
80
Baseline
M12

10s
Improvement
statistically significant improved in MT completion in Treated Eyes (p=0.031)

Visual Field Improvement


Proportion of Responders
0
10
20
30
40
50
60
70
80
Visual Field

75%
Improvement
of VF in Treated Eyes in ITT subgroup demonstrated compared to untreated eyes (6/8)

*RHO +AR-NR2E3 Subjects (- Adverse Events, Sentinel); and Ceiling Effect (RHO) Subjects; ^ ceiling effect (AR-NR2E3)
AR-NR2E3 Subjects: Baseline MLMT at 5 Lux level; 1Lux level improvement resulted in ceiling effect on old scale on 0-6 Lux levels
¶ Subjects 001-003, 003-001, 001-005, 002-002 and 003-006 were responders based on the adapted LDNA Scale rounded to the nearest Lux level. Visual field is represented as improvements in VTOT or V30 compared to untreated eyes

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OCU400

Long-Term Safety & Durability Data

Mean Change in LLVA (ETDRS Letters) from Baseline


Mean ΔLLVA (±SEM) in LLVA from BL
(Treated-Untreated)
Multiple Mutations
(N=11)
RHO
(N=8)
10
8
6
4
2
0
Year 1
Year 2

Results from Phase 1/2 Study

Improvement in visual function in treated eyes when compared to untreated eyes, demonstrates gene-agnostic Mechanism of Action

0

Serious Adverse Events Reported

100%

treated evaluable subjects showed improvement or preservation in visual function compared to untreated eyes

OCU400 demonstrated a durable and statistically significant (p=0.005) improvement in visual function (LLVA) in all evaluable treated subjects at 2 Yr when compared to untreated eyes

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OCU400

ocugen

Phase 3 liMeliGhT Trial—Largest RP Data Set

Phase 3 Study Design

MTD
Determined in Phase 1/2

100+ RP patients
2:1 ratio

2 Treatment Group
2.5×10^{10} vg per eye 250 µL

1 Control Group
No Treatment

Endpoints

Target Population

Early- to late-stage disease in broad RP population
Including pediatrics (5+ years)

Primary	Secondary
12-month change in Function Vision assessed by LDNA*	Visual function improvement in treated eye vs. control eye
Improvement in Lux Level in LDNA from baseline to 12 months	Assessed by **Low Luminance Visual Acuity (LLVA)**

*LDNA= Luminance Dependent Navigation Assessment is a mobility test administered on a maze under different lux levels

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OCU410ST Stargardt Disease ABCA4 -associated retinopathies >1,200 mutations

OCU410ST First-in-Class Gene Therapy for Stargardt Disease Stargardt Disease A rare IRD associated with 1,200+ mutations of the ABCA4 gene 1 million 0 Market Potential U.S. + EU globally suffer from ABCA4- approved treatments available associated retinopathies Regulatory Milestones (Completed/anticipated) for upregulation of networks of key genes improving the cell environment and survival with a single, subretinal injection Designations OCU410ST 2025 Initiated pivotal Phase 2/3 2027 Topline Data, BLA submission FDA (RPDD + ODD) EMA (ATMP+ OMPD) 100% of Patients going untreated 100,000 Potential Patients Advanced Therapeutic Medicinal Product (ATMP); Orphan Drug Designation (ODD); Orphan Medicinal Product Designation (OMPD) 2026 Complete enrollment Interim analysis 20 Ocugen - January 2026

21 Phase 1 GARDian1 Trial Demonstrated Clinically Meaningful Benefit OCU410ST Treated Eyes Untreated Eyes Atrophic Lesion Growth* 54% slower compared to untreated eyes Visual Function* 100% Stabilized or Improved compared to untreated eyes Nearly 1-line gain In visual acuity compared to untreated eyes Improvement1 from Baseline Decrease from Baseline Stabilization Improvement or Preservation in evaluable Treated Eyes Preservation = -/+4 letters from Baseline, Improvement: ≥5 Letters from Baseline No Serious Adverse Events Reported N=6 N=6 *Khanani et al., Nature Eye, January 10, 2026 (https://doi.org/10.1038/s41433-025-04202-5 ) Ocugen - January 2026

OCU410ST

GARDian 3- Phase 2/3 Pivotal Confirmatory Trial

Trial Design

MTD
Established in Phase 1

Randomized 2:1 (N=51)

17 Control Group
No Treatment

34 Treatment Group
3×10^{10} vg per eye in 200 µL

DSMB
4-week Data Reviews
First 17 | Second 17 | All Subjects

DMC
Interim-Data Analysis

Endpoints

Target Population
Early- to late-stage disease population
Including pediatrics (3+ years)

Primary

12-month change in atrophic lesion size from baseline vs. control

Measured in mm^2 by fundus autofluorescence (FAF)

Secondary

Functional improvement in vision vs. control eye

Assessed by LLVA and BCVA

Adaptive Design with Sample size re-estimation [Mid-2026]

Interim Analysis: 24 subjects complete 8 Months post OCU410ST (16 treated and 8 controls)

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OCU410 Geographic Atrophy Advanced dry age-related macular degeneration (dAMD)

OCU410

First-in-Class Gene Therapy for GA Patients

Geographic Atrophy

Geographic Atrophy (GA) is an advanced form of dry AMD. GA causes irreversible degeneration of retina cells in the macula, leading to loss of central vision.

~8 million
globally suffer from advanced dAMD

2
approved treatments available that address only 1 of the 4 pathways involved in disease progression

Market Size

U.S. + EU

2-3M

Patients

Approved Products in US

SYFOVRE® and IZERVAY®

>$1B combined annual sales

OCU410

Designed to address all four pathways associated with GA without 6-12 injections per year and related side effects

Regulatory Milestones

(Anticipated)

- **2026**
  Phase 2 full data release
- **2026**
  Initiate Phase 3
- **2027**
  Complete enrollment
- **2028**
  Topline data, BLA submission

Designations

✓✓ EMA (ATMP)

Recent Milestone

Positive Preliminary 12-month Phase 2 data

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Anti-oxidative: Improves ARPE19 cells survival Anti-complement: Increased anti-compliment (Cd59) protein Anti-inflammatory: Suppresses inflammation in HMC3 cells Anti-drusen activity and improves retinal function 0 50 100 150 200 Blue Autofluorescence (AU) Months 1 7 1 7 1 7 Control Abca4-/- Uninjected Abca4-/- OCU410 ✱✱ ✱✱✱ Macular Degeneration Model Reduced Drusen OCU410 (RORA): A Modifier Therapeutic Approach for dAMD OCU410 Ocugen - January 2026 25

Phase 1 ArMaDa Trial OCU410 Trial Design Endpoints Dose Escalation (1:1:1) DSMB 4-week post-OCU410 Safety Reviews First Second 3 3 All Subjects 9 • Safety, AEs and SAEs •Indirect ophthalmoscopy •IOP Primary • Humoral/cellular immune response • Vector shedding Secondary 3 Medium Dose Group 5x 1010 vg/ml in 200µL (or 1x 1010 vg per eye) 3 High Dose Group 1.5x 1011 vg/ml in 200 µL (or 3x 1010 vg per eye) Target Population GA secondary to dAMD Exploratory • Indirect ophthalmoscopy • Fundus Autofluorescence • Drusen volume (mm3) measured by SD-OCT • Incidence of conversion to wet AMD • MAIA • Patient Reported Outcomes (NEI-VFQ25) 3 Low Dose Group 2.5x 109 vg/ml in 200µL (or 5x 109 vg per eye ) CNV in fellow eye was not exclusionary 26 Ocugen - January 2026

OCU410 Phase 1—Baseline Characteristics and Safety No adverse or severe adverse events related to the study drug were reported including: • No development of exudation • No infectious endophthalmitis • No intraocular Inflammation • No anterior ischemic optic neuropathy (AION) • No vasculitis Mean ± SEM Study Eye Mean ± SEM Fellow Eye Age (Years) 79 ± 8 BCVA Letters 46.89 ± 5.98 59.67 ± 8.07 LLVA Letters 34.78 ±5 .71 41.89 ±7 .59 Lesion Size at BL (mm2) 7.74 ± 1.54 8.19 ± 1.81 OCU410 BL= Baseline; SEM= Standard Error of the Mean 27 Ocugen - January 2026

Phase 1—OCU410 Treatment shows reduction in GA Lesion Growth 28 Data points at 12M (N=7, 3 Low Dose, 2 Med Dose, 2 High Dose) 1 High dose subject with loss-to-follow up, and 1 Med dose subject with foveal detachment during surgery were not included in the analysis GA= Geographic Atrophy, SQRT= square root; SEM= standard error or mean 12 Months 0.0 0.1 0.2 0.3 0.4 0.5 GA Lesion Area SQRT (mm) FAF Mean(±SEM) Change from Baseline Treated Eyes Untreated Fellow Eyes 20.2% Baseline 6M 12M 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 GA Lesion Area SQRT (mm) FAF Mean Change(±SEM) from Baseline Treated Eyes Untreated Fellow Eyes Months -20.2% OCU410 Lesion Size 20.2% Reduction compared to untreated fellow eye Disease Progression Slower Atrophy Growth compared to untreated fellow eye N=7 Ocugen - January 2026

Phase 1—Treatment Provides Retinal Structural Preservation by Reducing EZ Loss & Photoreceptor Degeneration 29 M=Months Data points at 12M (N=7, 3 Low Dose, 2 Med Dose, 2 High Dose) 1 High dose subject with loss-to-follow up, and 1 Med dose subject with foveal detachment during surgery were not included in the analysis Preservation= reduction in the loss of EZ and EZ/RPE (photoreceptors) as a treatment outcome M12 0 1 2 3 4 5 6 EZ area loss (mm 2 ) Mean (±SEM) change from BL Treated Eyes Untreated Fellow Eyes OCU410 BL M12 BL M12 0.0 0.5 1.0 1.5 2.0 2.5 EZ/RPE atrophy ratio Mean (±SEM) Treated Eye Untreated Fellow Eye EZ loss 60% slower compared to untreated fellow eyes EZ-RPE loss Reduced compared to untreated fellow eyes potential treatment effect Ocugen - January 2026

Trial Design Endpoints Randomization 1:1:1 DSMB 4-week Safety Reviews Change in LLVA from baseline at 12M Preservation of retinal tissue around areas of atrophy Change in GA lesion size Measured in mm2 by fundus autofluorescence (FAF) First Second 17 17 All Subjects 51 MTD Determined in Phase 1 17 Control Group No Treatment Primary Secondary 17 Medium Dose Group 5x 1010 vg/ml in 200µL (or 1x 1010 vg per eye) 17 High Dose Group 1.5x 1011 vg/ml in 200 µL (or 3x 1010 vg per eye) Phase 2 ArMaDa Trial OCU410 Target Population Geographic atrophy secondary to Dry AMD 30 Ocugen - January 2026

Phase 2—Baseline Characteristics and Safety Age (Years) 75.96 ± 6.27 Male 20 (39.2) Female 31 (60.8) Mean ± SD Overall Study Mean ± SD Treated Eye Mean ± SD Control Eye BCVA Letters 53.96± 19.27 56.55 ± 18.93 47.15 ± 19.20 LLVA Letters 30.32±17.18 30.41 ± 18.30 30.07 ± 14.50 Lesion Size at BL (mm2) 8.67 ± 4.89 8.48 ± 4.59 9.14 ± 5.74 OCU410 BL= Baseline; SEM= Standard Error of the Mean Products with every-other- month and every month injections 31 Ocugen - January 2026

12 Months 0 1 2 3 4 GA Lesion Area (mm 2 ) Mean (±SEM) change from BL Control Treatment (OCU410) -46% BL M6 M12 0 1 2 3 4 GA Lesion Area (mm 2 ) Mean (±SEM) change from BL Control Treatment (OCU410) 46% Includes both foveal and subfoveal GA: geographic atrophy; Treated Eyes that received OCU410 Medium dose and OCU410 High Dose were combined for analysis Data points for Control, N=5; Treated Medium Dose, N=10; Treated High-Dose, N=8 Phase 2—Treatment Demonstrates Reduction in GA Lesion Growth at 12 Months p=0.015 N=23 OCU410 Lesion Size 46% Reduction in treatment group compared to controls Disease Progression Slower Atrophy Growth compared to controls M12 32 Ocugen - January 2026

BL M6 M12 0 1 2 3 4 Timeline (Months) Control OCU410 - Medium Dose OCU410 - High Dose GA Lesion Area (mm 2 ) Mean (±SEM) change from BL -36% -54% 12 Months 0 1 2 3 4 GA Lesion Area (mm 2 ) Mean (±SEM) change from BL Control OCU410 - Medium Dose OCU410 - High Dose -54% -36% Greater reduction observed in subjects with ≥7.5 mm2 at BL Phase 2—OCU410 demonstrates reduction in GA Lesion Growth at 12 Months Includes both foveal and sub foveal GA: geographic atrophy, Data points for Control, N=5; Treated Medium Dose, N=10; Treated High-Dose, N=8 p=0.05 p=0.02 N=23 OCU410 Lesion Size 54% vs 36% Lesion reduction in medium dose and high dose compared to controls Disease Progression Slower Lesion Growth in both dose groups compared to controls 33 Baseline 6M 12M 0 1 2 3 4 5 GA Lesion Area (mm2 ) Mean (±SEM) Change from BL Control Treatment (OCU410) Timeline (Months) -57% Lesion Size 57% Reduction in treated eyes compared to controls N=14 Data points for Control, N=3; Treated Medium Dose, N=5; Treated High-Dose, N=6 No difference observed between doses Ocugen - January 2026

OCU410

Phase 2—Demonstrates Superior Clinical Effects in GA Patients

Significant Lesion Size Reduction Compared to Control


Superior Efficacy in Slowing GA Progression
Percentage Reduction in GA Lesion Growth (Treatment vs Control)
60
50
40
30
20
10
0
12 M
46%
"Transforming GA Treatment Landscape"
24 M
22%
Approved therapies benchmark
OCU410
Approved Therapies with monthly injections[1]

Responder Rate to OCU410 Treatment


Proportion of Responders (%)
100%
80
60
40
20
10
0
78%
68%
50%
Up to 50% of patients achieved >50% lesion size reduction
>20
>30
>50
% Reduction in Lesion size (Treatment vs Control)
OCU410

Oaks and Derby Study reports are obtained from Heier et al., 2023, PMID:37865470

[1] Data presented are based on package inserts of approved therapies. OCU410 remains investigational, and no head-to-head trials have been conducted.

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35 OCU410 Transformative Gene Therapy for Geographic Atrophy (GA) Comprehensive Mechanism of Action • Targets Multiple pathways and Demonstrated anti-oxidative, anti-complement, anti-inflammatory, and anti-drusen activity in preclinical models Clinical Efficacy Data • 46% reduction in treated (high + medium dose) vs control at 12M; [~22% for approved therapies in 24M] • 57% reduction in treated (high + medium dose) vs control at 12M for lesion size ≥ 7.5 mm • Significant responder rates: up to 50% of patients achieved >50% lesion size reduction vs control in 12M Favorable Safety and Tolerability Profile • No serious adverse events related to OCU410 reported to date • No incidence of retinal detachment, vasculitis, and other complications compared to approved drugs Unmet Need & Market Potential • Addresses large patient population with limited treatment options • Potential one-time treatment for life vs monthly/bi-monthly injections for approved therapies Ocugen - January 2026

36 Executive Summary Anticipated Near-Term Targeted Milestones RP Stargardt Disease GA OCU400 OCU410ST OCU410 100% Enrollment Completion Interim data Initiate Rolling BLA Submission Phase 3 topline data Phase 2 Study Results Initiate Phase 3 2026 2027 1Q 2Q 3Q 4Q 1Q 2Q Phase 3 top line data BLA Submission Ocugen - January 2026

We’re advancing blindness cures. Seeking partners who share our vision. Reach Out BD@ocugen.com